Exhibit 10.1

AMENDMENT NO. 2 TO
GRANT AGREEMENT

This amendment dated as of September 11, 2018 (the “Amendment”) is Amendment No. 2 to the Grant Agreement dated August 11, 2014, and as amended on May 1, 2017 (the “Sign-On Grant Agreement”), by and between Ritchie Bros. Auctioneers Incorporated (the “Corporation”) and Ravichandra Saligram (the “Participant”).

The Corporation and Participant wish to amend the Sign-On Grant Agreement, and the Participant consents to such amendment, to adjust the performance periods used for determining the total shareholder return (“TSR”) compound annual growth rate with respect to calculating the number of performance share units (“PSUs”) scheduled to vest on the fourth and fifth anniversaries of the grant date.

Accordingly, the parties agree as follows:

1.	Performance Period. With respect to the calculation of the third and fourth tranches of PSUs to vest, section 2(b) of Exhibit 1 of the Sign-On Grant Agreement shall be replaced with the following:

The actual number of units to vest will be determined by the Board of Directors of the Corporation based on absolute TSR performance over the period commencing on July 1, 2017 and ending on the fourth and fifth anniversaries of the grant date, respectively, as follows:

	TSR (CAGR)	PSU Payout % (% of target units)
Threshold	5%	0%
Target	15%	100%
Maximum	20%	200%

2.	Remaining Provisions. All other provisions of the Sign-On Grant Agreement remain in full force and effect, unmodified by this Amendment.

3.	Miscellaneous. Capitalized terms used herein without definitions have the meanings given to them in the Sign-On Grant Agreement, except where the context requires otherwise. This Amendment may be signed and delivered in counterparts.

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first set forth above.

RITCHIE BROS. AUCTIONEERS INCORPORATED, as the Corporation and as agent for the Employer			PARTICIPANT

	/s/ Darren Watt		/s/ Ravichandra Saligram
By.	Darren Watt	By.	Ravichandra Saligram
Title:	SVP, General Counsel and Corporate Secretary

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